Prospectus

September 10, 2004, as revised September 14, 2004

Putnam Income Opportunities Fund

Class A shares
Investment Category:  Asset Allocation

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

10  Who manages the fund?

12  How does the fund price its shares?

13  How do I buy fund shares?

16  How do I sell fund shares?

17  How do I exchange fund shares?

18  Fund distributions and taxes

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks current income consistent with what Putnam Management believes to be prudent risk. Its secondary objective is capital appreciation.

MAIN INVESTMENT STRATEGIES -- BONDS AND STOCKS

The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies. We buy bonds with intermediate- to long-term maturities (three years or longer) that are either investment grade or below investment-grade in quality (junk bonds). We also buy other fixed income securities, such as mortgage-backed investments. We invest in stocks that we believe offer the potential for current income and capital growth. We invest in large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. Because the fund may invest significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in
the fund.   Expenses represent estimates for the fund's current fiscal year, which ends on February 28, 2005.

Shareholder Fees (fees paid directly from your investment)*
-------------------------------------------------------------------------------
                                           Class A
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                         5.25%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)               NONE**

Maximum Redemption Fee***
(as a percentage of total
redemption proceeds)                        2.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses+ <>
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------

                                      Total Annual
           Management     Other      Fund Operating     Expense         Net
              Fee        Expenses      Expenses       Reimbusement   Expenses
-------------------------------------------------------------------------------
Class A      0.65%        1.34%          1.99%          (1.24%)        0.75%
-------------------------------------------------------------------------------

  * Certain investments in class A shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.

 ** A deferred sales charge of up to 1.00% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

 <> Reflects Putnam Management's contractual obligation to limit fund expenses through 2/28/05.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                              1 year                        3 years
-------------------------------------------------------------------------------
Class A                       $598                          $1,003
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in a combination of fixed income and equity securities. Under normal market conditions, we invest approximately 75% of the fund's net assets in fixed income investments, including both U.S. and foreign corporate bonds, and approximately 25% of the fund's net assets in equity investments, including stocks that we believe offer the potential for current income and capital growth and real estate investment trusts (REITs). We may adjust allocations between equity and fixed income investments as we believe consistent with the fund's goals. The range of allowable allocations for various asset classes are shown below. We may also select other investments that do not fall within these asset classes.

-------------------------------------------------------------------------------
           Asset Class                               Allocation Range
-------------------------------------------------------------------------------
Global investment grade bonds                             35-65%
-------------------------------------------------------------------------------
Global high yield bonds (junk bonds)                      15-35%
-------------------------------------------------------------------------------
Real estate investment trusts (REITs)                       0-7%
-------------------------------------------------------------------------------
U.S. and non-U.S. common stocks                           15-35%
-------------------------------------------------------------------------------

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell fixed income investments. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may invest up to 35% of the fund's net assets in securities rated below investment grade, including investments in the lowest category of the rating agency. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of the investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S.
  companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid
  (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Real estate investment trusts (REITs). A REIT pools investors' funds for investment primarily in income-producing real estate properties or real estate-related loans (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. We will invest in publicly-trade REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. For purposes of allocating the fund's investments between fixed income and equity securities, REITs will be considered equity securities.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets as determined at the close of each business day, at the annual rate of:

0.65% of the first $500 million of the average net asset value;

0.55% of the next $500 million of such average net asset value;

0.50% of the next $500 million of such average net asset value;

0.45% of the next $5 billion of such average net asset value;

0.425% of the next $5 billion of such average net asset value;

0.405% of the next $5 billion of such average net asset value;

0.39% of the next $5 billion of such average net asset value;

0.38% of the next $5 billion of such average net asset value;

0.37% of the next $5 billion of such average net asset value;

0.36% of the next $5 billion of such average net asset value;

0.35% of the next $5 billion of such average net asset value;

0.34% of the next $5 billion of such average net asset value;

0.33% of the next $8.5 billion of such average net asset value;

and 0.32% of any excess thereafter.

In order to limit the fund's expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the fund) through February 28, 2005 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes and payments under the fund's distribution plan) would exceed an annual rate of 0.75% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Putnam Management's address is One Post Office Square, Boston, MA 02109.

Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since    Experience
-------------------------------------------------------------------------------
Jeffrey L. Knight       2004     1993 - Present    Putnam Management
-------------------------------------------------------------------------------
Portfolio members       Since    Experience
-------------------------------------------------------------------------------
Robert J. Kea           2004     1989 - Present    Putnam Management
-------------------------------------------------------------------------------
Bruce MacDonald         2004     1998 - Present    Putnam Management
-------------------------------------------------------------------------------
Robert J. Schoen        2004     1997 - Present    Putnam Management
-------------------------------------------------------------------------------

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The peer group for the fund, Lipper Income Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic
  Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

-------------------------------------------------------------
Initial sales charges for class A
-------------------------------------------------------------
                                Class A sales charge
                                as a percentage of:
-------------------------------------------------------------
Amount of purchase              Net amount    Offering
at offering price ($)            invested      price*
-------------------------------------------------------------
Under 50,000                      5.54%        5.25%
50,000 but under 100,000          4.17         4.00
100,000 but under 250,000         3.09         3.00
250,000 but under 500,000         2.30         2.25
500,000 but under 1,000,000       2.04         2.00
1,000,000 and above               NONE         NONE
-------------------------------------------------------------
* Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A shares, often referred to as "breakpoint discounts":

* Right of Accumulation. You can add the amount of your current purchases of class A shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of Intention. A statement of intention is a document in which you agree to make purchases of class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the fund's website at www.putnam.com/individual/index_funds.html and in the SAI.

Deferred sales charges for class A shares . A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of fund shares and for services provided to shareholders, although the fund is not currently making any payments pursuant to the plan. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35% on class A shares. Should the Trustees decide in the future to approve payments under the plan, this prospectus will be revised.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The short-term trading fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions for loan repayment, redemptions from certain omnibus accounts, redemptions in the event of shareholder death or post-purchase disability and redemptions made as part of a systematic withdrawal plan. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees. Please see the SAI for details.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about Putnam Income Opportunities Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7513